UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2007

(Date of earliest event reported)

BOE Financial Services of Virginia, Inc.

(Exact name of registrant as specified in its charter)

VIRGINIA	000-31711	54-1980794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Tappahannock Boulevard,

Tappahannock, Virginia 22560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 443-4343

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 14, 2007, BOE Financial Services of Virginia, Inc. (“BOE”), TransCommunity Financial Corporation and Community Bankers Acquisition Corp. (“CBAC”) issued a joint press release announcing that BOE and CBAC have entered into an Agreement and Plan of Merger, dated December 13, 2007 (the “Merger Agreement”).

A copy of the joint press release announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Important Additional Information Will be Filed with the SEC

This communication is being made in respect of the proposed merger of BOE and CBAC. In connection with the proposed merger, CBAC will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of BOE in the transaction. The registration statement will include a joint proxy statement/prospectus which will be mailed to the shareholders of BOE and CBAC seeking their approval of the merger. In addition, BOE and CBAC may file other relevant documents concerning the proposed merger with the SEC.

INVESTORS AND SECURITY HOLDERS OF BOE AND CBAC ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BOE AND CBAC, AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when available) through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) also may be obtained by directing a request by telephone or mail to Community Bankers Acquisition Corp., 9912 Georgetown Pike, Ste. D203, Great Falls, Virginia 22066, Attention: Investor Relations (telephone: (703) 759-0751) or BOE Financial Services of Virginia, Inc., 1325 Tappahannock Blvd., Tappahannock, Virginia 22560, Attention: Investor Relations (telephone: (804) 443-4343) or by accessing BOE’s website at http://www.boefinancial.com under “SEC Filings.” The information on BOE’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings BOE makes with the SEC.

BOE and CBAC and their directors and certain of their executive officers are participants in the solicitation of proxies from the shareholders of BOE and CBAC, respectively, in connection with the merger. Information about the directors and executive officers of BOE is set forth in the proxy statement for BOE’s 2007 annual meeting of shareholders filed with the SEC on April 13, 2007. Information about the directors and executive officers of CBAC is set forth in its Annual Report on Form 10-K filed with the SEC on June 29, 2007. Additional information regarding these participants in the proxy solicitation and their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued jointly by BOE Financial Services of Virginia, Inc., TransCommunity Financial Corporation and Community Bankers Acquisition Corp., dated December 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOE FINANCIAL SERVICES OF VIRGINIA, INC.

By:	/s/ Bruce E. Thomas
Bruce E. Thomas
Senior Vice President and Chief Financial Officer

Date: December 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued jointly by BOE Financial Services of Virginia, Inc., TransCommunity Financial Corporation and Community Bankers Acquisition Corp., dated December 14, 2007.